                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 14, 2004

                                LYNCH CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

INDIANA                           1-106                  38-1799862
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(State or Other Jurisdiction      (Commission            (IRS Employer
of Incorporation)                 File Number)           Identification No.)

140 GREENWICH AVENUE, 4TH FLOOR, GREENWICH, CT                   06830
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(Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code: 203-622-1150

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

     We hereby  amend our Current  Report on Form 8-K filed on October 20, 2004, which  announced the completion on October 15, 2004 of our  acquisition of Piezo
Technology,  Inc. ("PTI").  The purpose of this amendment is to file the audited consolidated  financial statements of PTI for the years ended September 27, 2003 and September 28, 2002 and to file the unaudited pro forma  combined  statements of income for the nine month period ended  September 30, 2004 and the year ended
December 31, 2003, as required by Item 9.01 of Form 8-K.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

             a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     The audited consolidated financial statements of PTI and Subsidiary for the years ended  September 27, 2003 and  September  28, 2002 are attached  hereto as
Exhibit 99.1.

             b) PRO FORMA FINANCIAL INFORMATION

     The  unaudited  pro forma  combined  statement of income for the nine month period ended September 30, 2004 is attached hereto as Exhibit 99.2.

     The  unaudited  pro forma  combined  statement of income for the year ended
December 31, 2003 is attached hereto as Exhibit 99.3.

             c) EXHIBITS

NUMBER    EXHIBIT
------    -------

  23      Consent of Gallogly, Fernandez & Riley, LLP

  99.1    Audited Consolidated  Financial  Statements of Piezo Technology,  Inc.
          and  Subsidiary  for the years ended  September 27, 2003 and September
          28, 2002.

  99.2    Unaudited  Pro Forma  Combined  Statement of Income for the nine month period ended September 30, 2004.

  99.3    Unaudited  Pro Forma  Combined  Statement of Income for the year ended
          December 31, 2003.

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                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         LYNCH CORPORATION

                                         By: /s/ Eugene Hynes
                                             -----------------------------
                                             Eugene Hynes
                                             Vice President

January 3, 2005

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                                  EXHIBIT INDEX

NUMBER    EXHIBIT
------    -------

  23      Consent of Gallogly, Fernandez & Riley, LLP

  99.1    Audited Consolidated  Financial  Statements of Piezo Technology,  Inc.
          and  Subsidiary  for the years ended  September 27, 2003 and September
          28, 2002.

  99.2    Unaudited  Pro Forma  Combined  Statement of Income for the nine month period ended September 30, 2004.

  99.3    Unaudited  Pro Forma  Combined  Statement of Income for the year ended
          December 31, 2003.

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